      As filed with the Securities and Exchange Commission on June 9, 2003

                                                      Registration No. 333-83625
                                                                       811-04901

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 4 [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 3 [X]


                    General American Separate Account Eleven
                           (Exact Name of Registrant)
                     General American Life Insurance Company
                               (Name of Depositor)
                                700 Market Street
                               St. Louis, MO 63101
              (Address of depositor's principal executive offices)

                              ---------------------
                                 MARIE C. SWIFT
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] on (date) pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [X] on August 8, 2003 pursuant to paragraph (a)(1) of Rule 485

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                         VARIABLE LIFE INSURANCE POLICY

                                   Issued by
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                               700 Market Street
                              St. Louis, MO 63101
                                 (314) 231-1700


     This Prospectus describes an individual variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("we," "our," "us," "General American" or "the Company"). The Policy is designed to provide lifetime insurance protection in an amount determined in part by the investment performance of the underlying investment options.


     The Policy provides:

(1) a Cash Surrender Value that can be obtained by surrendering the Policy;

(2) Policy Loans; and

(3) a death benefit payable at the Insured's death.


     As long as a Policy remains in force, the death benefit prior to the Insured's Attained Age 100 will be determined by the Insured's Attained Age and by the Cash Value of the Policy. If the Policy is in effect after the Insured reaches Attained Age 100, the death benefit is 101% of the Cash Value (100% if required by state law). A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.



     You may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or to General American's General Account. Each Division of the Separate Account invests in shares of an underlying Fund. You will find a list of the Funds in the Separate Account, their investment advisers, sub-advisers, and their investment objectives in the table that begins on page A-11.



     The prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges. The Fund prospectuses are attached to this Prospectus.



     In almost all cases, the Policies will be modified endowment contracts for Federal income tax purposes. This means that a loan or other distribution from the Policy will in almost all cases be taxed as ordinary income to the extent of any earnings in the Policy, and may be subject to an additional 10% Federal penalty tax if taken before the Owner attains age 59 1/2. Special tax and legal considerations apply if this Policy is used in connection with a qualified plan or certain other employment plans.



     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE POLICIES ARE NOT AVAILABLE IN ALL STATES.


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.



     WE DO NOT GUARANTEE HOW ANY OF THE FUNDS WILL PERFORM. THE POLICIES AND FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



                                 AUGUST 8, 2003

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
  Benefits of the Policy....................................    A-4
  Risks of the Policy.......................................    A-5
  Risks of the Funds........................................    A-6
FEE TABLES..................................................    A-6
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS.............   A-11
  The Company...............................................   A-11
  The Separate Account......................................   A-11
  The Funds.................................................   A-12
  Addition, Deletion or Substitution of Investments.........   A-15
  Voting Rights.............................................   A-16
POLICY BENEFITS.............................................   A-17
  Replacing Existing Insurance..............................   A-17
  Death Benefit.............................................   A-17
  Cash Value................................................   A-18
POLICY RIGHTS...............................................   A-20
  Loans.....................................................   A-20
  Surrender and Pro-Rata Surrender..........................   A-22
  Transfers.................................................   A-22
  Portfolio Rebalancing/Dollar Cost Averaging...............   A-23
PAYMENT AND ALLOCATION OF PREMIUMS..........................   A-23
  Issuance of a Policy......................................   A-23
  Premiums..................................................   A-24
  Right to Examine Policy...................................   A-25
  Allocation of Net Premiums and Cash Value.................   A-26
  Premium Default and Reinstatement.........................   A-26
CHARGES AND DEDUCTIONS......................................   A-27
  Premium Expense Charges...................................   A-28
  Initial Policy Charge.....................................   A-28
  Monthly Deduction.........................................   A-28
  Separate Account Charges..................................   A-29
THE GENERAL ACCOUNT.........................................   A-30
  General Description.......................................   A-30
  The Policy................................................   A-30
  General Account Benefits..................................   A-30
  General Account Cash Value................................   A-30
  Transfers, Surrenders and Policy Loans....................   A-31
GENERAL MATTERS.............................................   A-32
  Postponement of Payments from the Separate Account........   A-32
  The Contract..............................................   A-32
  Control of Policy.........................................   A-32
  Beneficiary...............................................   A-32
  Change of Owner or Beneficiary............................   A-33
  Policy Changes............................................   A-33

                                                              PAGE
                                                              -----
  Assignment................................................   A-33
  Suicide...................................................   A-33
  Conversion Rights.........................................   A-33
  Additional Insurance Benefits.............................   A-34
DISTRIBUTION OF THE POLICIES................................   A-34
FEDERAL TAX MATTERS.........................................   A-35
  Introduction..............................................   A-35
  Tax Status of the Policy..................................   A-35
UNISEX REQUIREMENTS UNDER MONTANA LAW.......................   A-38
STATE REGULATION OF THE COMPANY.............................   A-38
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-38
LEGAL PROCEEDINGS...........................................   A-38
EXPERTS.....................................................   A-39
FINANCIAL STATEMENTS........................................   A-39
DEFINITIONS.................................................   A-39

                         SUMMARY OF BENEFITS AND RISKS



     This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy in more detail. THE DEFINITIONS SECTION AT THE END OF THE PROSPECTUS DESCRIBES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.



BENEFITS OF THE POLICY



     DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the Insured, we pay death proceeds to the Beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the Insured's death, plus any additional insurance provided by rider, less any Indebtedness.



     PREMIUM FLEXIBILITY. When you apply for the Policy, you determine the amount of the premium that you plan to pay each year. The first year's premium must meet our minimum requirements, but the scheduled premium for future years does not have to be level -- it may be different from year to year to meet your anticipated needs.



     RIGHT TO EXAMINE THE POLICY. You may cancel the Policy by returning it to us at any time during the first twenty days after receiving it, or, if later, within 45 days after you signed the application. Depending on state law, in the event you cancel the Policy, we will refund the premiums you paid, the Policy's Cash Value or any other amount required by state insurance law.



     INVESTMENT OPTIONS. You can allocate your Net Premiums and Cash Value among your choice of forty-three investment Divisions of the Separate Account, each of which invests in shares of an underlying Fund. The Funds available under the Policy include several common stock funds, including those that invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and Cash Value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.



     PRO-RATA SURRENDERS. At any time after the first Policy Year, you can withdraw Cash Surrender Value from the Policy by making a Pro-Rata Surrender of the Policy. A Pro-Rata Surrender will reduce the death benefit and the Cash Value of the Policy by the percentage you choose. A PRO-RATA SURRENDER WILL GENERALLY HAVE TAX CONSEQUENCES.



     TRANSFERS. You may transfer your Policy's Cash Value among the Divisions of the Separate Account and between the Divisions and the General Account. The first twelve requested transfers in a Policy Year will be allowed free of charge. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy Year.



     We offer the following automated transfer privileges:



     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's Cash Value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.



     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's Cash Value from the State Street Research Money Market Division to one or more other Divisions on a periodic basis.



     LOANS. You may borrow from the Cash Value of your Policy in an amount up to the Loan Value of the Policy. The Loan Value is equal to the Cash Value of the Policy, less interest and anticipated monthly deductions to the next loan interest due date, less any existing loan, plus interest expected to be earned on the Cash Value to the next interest due date. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of 4% on amounts held in the Loan Account to support your loan. LOANS WILL GENERALLY HAVE TAX CONSEQUENCES.



     SURRENDERS. You may surrender the Policy for its Cash Surrender Value at any time. Cash Surrender Value equals the Cash Value on the date of surrender, increased by cost of insurance charges deducted for the period beyond the date of surrender, less any Indebtedness.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in Cash Value should not be taxable to you. Death benefits paid to your Beneficiary should be free of Federal income tax.



     CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, net amount at risk, risk class or Issue Age.



     SUPPLEMENTAL BENEFITS AND RIDERS. We offer a term insurance rider that provides an additional death benefit payable on the death of the Insured. We generally deduct any monthly charges for this rider as part of the monthly deduction. Your registered representative can help you determine whether this rider is suitable for you. The rider may not be available in all states.





RISKS OF THE POLICY



     INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment, and your Policy could lapse, i.e., terminate without value, unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.



     SURRENDER AND PRO-RATA SURRENDER RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. You should note that the minimum amount that may be processed under a Pro-Rata Surrender is $500 and that we will not process your Pro-Rata Surrender request if it would reduce your Policy's Cash Value to less than $10,000.



     RISK OF PREMIUM DEFAULT. If, as of any Policy Anniversary, the total amount of premiums you have paid is less than 80% of the total scheduled premiums since the Policy's Issue Date, your Policy will be in default. If you fail to make an additional premium payment by the end of the 62-day grace period that is allowed for such payments, future annual premiums will be limited to the lesser of the scheduled annual premium and the annual premium paid in the year in which cumulative premiums paid fell below 80% of the cumulative scheduled premium. If you do not pay the lesser of these two amounts, no more premiums may be paid unless you reinstate the premium schedule. However, if on any Monthly Anniversary your Cash Surrender Value is insufficient to pay the monthly Policy charges, we will allow you to make a premium payment sufficient to cover those charges. If you do not make the payment by the end of the 62-day grace period, the Policy will terminate without value.



     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's Cash Value will be taxed currently.



     Although your Policy may be treated as a life insurance contract for Federal tax purposes, it will most likely be a modified endowment contract, or MEC. When a Policy is a MEC, surrenders, Pro-Rata Surrenders and loans are treated as distributions of the earnings in the Policy and are taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If your Policy is not a MEC, distributions generally will be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.



     See Federal Tax Matters. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.



     LOAN RISKS. A Policy Loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Divisions and/or the General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate that may be credited to the General Account.



     We also reduce the amount we pay on the Insured's death by the amount of any Indebtedness. Your Policy may lapse if the Indebtedness exceeds your Policy's Cash Surrender Value on any Monthly Anniversary.



     LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and from the General Account must generally be in amounts of $500 or more. The total amount of transfers from the General Account in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) the Cash Surrender Value in the General Account at the beginning of the year, multiplied by the General Account Maximum Transfer Percent Limit shown in your Policy specifications page; and (b) the Maximum Amount for the preceding Policy Year. We may impose a processing charge for transfers in excess of 12 per Policy Year.



     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.



RISKS OF THE FUNDS



     A comprehensive discussion of the risks associated with each of the Funds can be found in the Fund prospectuses attached at the end of this Prospectus. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.



                                   FEE TABLES



     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers Cash Value among the Divisions and the General Account.



     If the amount of a charge varies depending on the Policy Owner's or the Insured's individual characteristics (such as age, gender, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or Insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY.



     Your Policy's specifications page will set forth these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office.

                                TRANSACTION FEES



 ---------------------------------------------------------------------------------------------------
 CHARGE                  WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
 ---------------------------------------------------------------------------------------------------
 Initial Policy Charge   On issuance of the       $800                     $800
                         Policy
 ---------------------------------------------------------------------------------------------------
 State Tax Imposed on    On payment of premium    2.25% in all Policy      2.25% in all Policy Years
 Premiums                                         Years
 ---------------------------------------------------------------------------------------------------
 Federal Tax Imposed on  On payment of premium    1.30% in all Policy      1.30% in all Policy Years
 Premiums                                         Years
 ---------------------------------------------------------------------------------------------------
 Transfer Charge         On transfer of Cash      Not currently charged    $25 for each transfer in
                         Value among Divisions                             excess of 12 per Policy
                         and to and from the                               Year
                         General Account
 ---------------------------------------------------------------------------------------------------



     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.



              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES



 ---------------------------------------------------------------------------------------------------
 CHARGE                  WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
 ---------------------------------------------------------------------------------------------------
 Cost of Insurance(1)

 Minimum and             Monthly                  $    to $    per $1,000  $    to $    per $1,000
 Maximum Charge                                   of net amount of         of net amount at risk(2)
                                                  risk(2)
   Charge in the first   Monthly                  $    per $1,000 of net   $    per $1,000 of net
   Policy Year for a                              amount at risk           amount at risk
   male insured,
   age    in the
       risk class with
   a death benefit of
   $
 ---------------------------------------------------------------------------------------------------
 Mortality and Expense   Monthly                  .75% (annual rate)       .75% (annual rate)
 Risk Charge                                      imposed on Cash Value    imposed on Cash Value
 ---------------------------------------------------------------------------------------------------
 Distribution Charge     Monthly                  1.50% (annual rate)      1.50% (annual rate)
                                                  imposed on Cash          imposed on Cash Value(3)
                                                  Value(3)
 ---------------------------------------------------------------------------------------------------
 Loan Interest Spread    Annually (or on loan     .50% of loan             .50% of loan
                         termination, if          collateral(4)            collateral(4)
                         earlier)
 ---------------------------------------------------------------------------------------------------


------------


(1) The cost of insurance charge varies based on individual characteristics, including the Insured's age, risk class and sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular Insured by contacting your registered representative.



(2) The net amount at risk is the difference between the death benefit and the Policy's Cash Value.



(3) The Distribution Charge that applies is based on the total amount of Cash Value in the General Account and the Divisions of the Separate Account. It ranges from a maximum of 1.50% for the first $500,000 of Cash Value, to a minimum of .50% for Cash Value in excess of $6,500,000.



(4) We charge interest on Policy Loans at an effective rate of 4.5% per year. Cash Value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy Years 1-10 and .25% thereafter.

CHARGES FOR OPTIONAL FEATURES (RIDERS):



 ----------------------------------------------------------------------------------------------------
 CHARGE                 WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
 ----------------------------------------------------------------------------------------------------
 Term Rider

 Minimum and Maximum    Monthly                   $     to $    per         $     to $    per $1,000
 Charge                                           $1,000 of net amount at   of net amount at risk
                                                  risk
   Charge in the first  Monthly                   $    per $1,000 of net    $    per $1,000 of net
   Policy year for a                              amount at risk            amount at risk
   male Insured, age
        in the
   risk class with a
   rider face amount
   of $
 ----------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES



     The next table describes the Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2002, before and after any contractual fee waivers and expense reimbursements. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the table that follows and in the prospectus for each Fund.



                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets, including management fees,
  distribution (12b-1) fees and other expenses).............    .31%     2.49%
Net Total Annual Fund Operating Expenses (net of any
  contractual fee waivers and expense reimbursements)*......    .31%     1.20%
-------------------------------------------------------------------------------


------------

* The range of Net Total Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund operating expenses until April 30, 2004, as described in more detail below.



     The following table describes the annual operating expenses for each Fund for the year ended December 31, 2002, before and after any applicable contractual fee waivers and expense reimbursements:



ANNUAL OPERATING EXPENSES


(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER     12b-1   TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   -----   ------------   --------------   ---------
AMERICAN CENTURY VARIABLE PORTFOLIOS
  (CLASS I SHARES)(1)
Income & Growth Fund..................     .70%        .00%     .00%        .70%            .00%           .70%
International Fund....................    1.30%        .01%     .00%       1.31%            .00%          1.31%
Value Fund............................     .95%        .00%     .00%        .95%            .00%           .95%
AMERICAN FUNDS INSURANCE SERIES (CLASS
  2 SHARES)
American Funds Global Small
  Capitalization Fund.................     .80%        .04%     .25%       1.09%            .00%          1.09%
American Funds Growth Fund............     .38%        .02%     .25%        .65%            .00%           .65%
American Funds Growth-Income Fund.....     .34%        .01%     .25%        .60%            .00%           .60%

                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER     12b-1   TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   -----   ------------   --------------   ---------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS (INITIAL CLASS SHARES)
VIP Asset Manager Portfolio...........     .53%        .10%     .00%        .63%            .00%           .63%
VIP Equity-Income Portfolio...........     .48%        .09%     .00%        .57%            .00%           .57%
VIP Growth Portfolio..................     .58%        .09%     .00%        .67%            .00%           .67%
VIP High Income Portfolio.............     .58%        .12%     .00%        .70%            .00%           .70%
VIP Mid Cap Portfolio.................     .58%        .12%     .00%        .70%            .00%           .70%
VIP Overseas Portfolio................     .73%        .17%     .00%        .90%            .00%           .90%
J.P. MORGAN SERIES TRUST II(2)
Bond Portfolio........................     .30%        .45%     .00%        .75%            .00%           .75%
Small Company Portfolio...............     .60%        .56%     .00%       1.16%            .01%          1.15%
MET INVESTORS SERIES TRUST (CLASS A
  SHARES)
Harris Oakmark International
  Portfolio...........................     .85%       1.64%     .00%       2.49%           1.29%          1.20%(3,4)
Janus Aggressive Growth Portfolio.....     .80%        .62%     .00%       1.42%            .52%           .90%(3,4)
Met/AIM Mid Cap Core Equity
  Portfolio...........................     .75%        .89%     .00%       1.64%            .69%           .95%(3,4)
Met/AIM Small Cap Growth Portfolio....     .90%       1.20%     .00%       2.10%           1.05%          1.05%(3,4)
PIMCO Innovation Portfolio............     .95%        .78%     .00%       1.73%            .63%          1.10%(3,4)
PIMCO Total Return Portfolio..........     .50%        .15%     .00%        .65%            .00%           .65%
T. Rowe Price Mid-Cap Growth
  Portfolio...........................     .75%        .45%     .00%       1.20%            .25%           .95%(3,4)
METROPOLITAN SERIES FUND, INC. (CLASS
  A SHARES)
Alger Equity Growth Portfolio.........     .75%        .04%     .00%        .79%            .00%           .79%
Davis Venture Value Portfolio.........     .75%        .05%     .00%        .80%            .00%           .80%(5)
Harris Oakmark Focused Value
  Portfolio...........................     .75%        .07%     .00%        .82%            .00%           .82%
Harris Oakmark Large Cap Value
  Portfolio...........................     .75%        .08%     .00%        .83%            .00%           .83%(5)
Janus Mid Cap Portfolio...............     .69%        .06%     .00%        .75%            .00%           .75%
Lehman Brothers(R) Aggregate Bond
  Index Portfolio.....................     .25%        .09%     .00%        .34%            .00%           .34%
MetLife Mid Cap Stock Index
  Portfolio...........................     .25%        .18%     .00%        .43%            .00%           .43%
MetLife Stock Index Portfolio.........     .25%        .06%     .00%        .31%            .00%           .31%
Morgan Stanley EAFE(R) Index
  Portfolio...........................     .30%        .49%     .00%        .79%            .04%           .75%(6)
Neuberger Berman Partners Mid Cap
  Value Portfolio.....................     .69%        .11%     .00%        .80%            .00%           .80%(5)
Putnam International Stock
  Portfolio...........................     .90%        .22%     .00%       1.12%            .00%          1.12%
Russell 2000(R) Index Portfolio.......     .25%        .24%     .00%        .49%            .00%           .49%
State Street Research Aggressive
  Growth Portfolio....................     .73%        .06%     .00%        .79%            .00%           .79%(5)
State Street Research Aurora
  Portfolio...........................     .85%        .10%     .00%        .95%            .00%           .95%
State Street Research Bond Income
  Portfolio...........................     .40%        .11%     .00%        .51%            .00%           .51%
State Street Research Diversified
  Portfolio...........................     .44%        .05%     .00%        .49%            .00%           .49%(5)
State Street Research Large Cap Value
  Portfolio...........................     .70%       1.63%     .00%       2.33%           1.38%           .95%(6)
State Street Research Money Market
  Portfolio...........................     .35%        .08%     .00%        .43%            .00%           .43%
T. Rowe Price Large Cap Growth
  Portfolio...........................     .63%        .14%     .00%        .77%            .00%           .77%(5)
T. Rowe Price Small Cap Growth
  Portfolio...........................     .52%        .09%     .00%        .61%            .00%           .61%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Emerging Markets Fund.......    1.00%        .36%     .00%       1.36%            .00%          1.36%(7)
Worldwide Hard Assets Fund............    1.00%        .23%     .00%       1.23%            .00%          1.23%

---------------


(1) American Century Variable Portfolios, Inc. has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) under which ACIM provides investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that ACIM will pay all expenses of the Funds other than brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" and extraordinary expenses. For the Income & Growth Fund the fee is .70% of average net assets. For the International Fund, the fee is equal to the following percentages of average net assets: 1.50% of the first $250 million, 1.20% of the next $250 million and 1.10% on balances above $500 million. For the Value Fund the fee is equal to the following percentages of average net assets: 1.00% of the first $500 million, .95% of the next $500 million and .90% on balances over $1 billion.



(2) Pursuant to an Administration Agreement between JP Morgan Chase Bank (the "Administrator") and the Portfolios, the Administrator will reimburse the Portfolios if Other Expenses exceed .45% of the average daily net assets of the Bond Portfolio and .55% of the average daily net assets of the Small Company Portfolio.



(3) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio; .82% for the Janus Aggressive Growth Portfolio; .91% for the Met/AIM Mid Cap Core Equity Portfolio; 1.03% for the Met/AIM Small Cap Growth Portfolio; 1.04% for the PIMCO Innovation Portfolio; and .88% for the
    T. Rowe Price Mid-Cap Growth Portfolio.



(4) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the terms of the Expense Limitation Agreement.



(5) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio; .82% for the Harris Oakmark Large Cap Value Portfolio; .77% for the Neuberger Berman Partners Mid Cap Value Portfolio; .78% for the State Street Research Aggressive Growth Portfolio; .76% for the T. Rowe Price Large Cap Growth Portfolio; and .48% for the State Street Research Diversified Portfolio.



(6) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the State Street Large Cap Value Portfolio if, in the future, actual Expenses of this Portfolio are less than the expense limit. Net Total Annual Expenses for the State Street Research Large Cap Value Portfolio have been restated to reflect the terms of the Expense Agreement.



(7) The adviser to the Van Eck Worldwide Insurance Trust may voluntarily waive fees and/or reimburse certain expenses of the Fund. Net Total Annual Expenses do not reflect certain expense reimbursements for the period ended December 31, 2002. If these expense reimbursements were taken into account, Net Total Annual Expenses would have been 1.33%.

     The fee and expense information regarding the Funds was provided by the Funds. The American Century Variable Portfolios, the American Funds Insurance Series, the Fidelity Variable Insurance Products, the J.P. Morgan Series Trust II and the Van Eck Worldwide Insurance Trust are not affiliated with General American.



     An investment adviser or affiliates thereof may compensate General American and/or certain affiliates for administrative, distribution, or other services relating to the Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Funds. This compensation is based on assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some Funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser.



     For information concerning compensation paid for the sale of the Policies, see Distribution of the Policies.



                THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS


THE COMPANY


     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 700 Market Street, St. Louis, Missouri 63101. We are obligated to pay all benefits under the Policies.



     The Administrative Office for various Policy transactions is as follows:


Premium Payments                     General American
                                     P.O. Box 14490
                                     St. Louis, MO 63178-4490

Payment Inquiries and
Correspondence                       General American
                                     Remittance Processing
                                     4100 Boy Scout Blvd.
                                     Tampa, FL 33607
                                     (800) 638-9294

Beneficiary and Ownership            General American
Changes                              P.O. Box 355
Surrenders, Loans and Withdrawals    Warwick, RI 02887-0355
Division Transfers                   (800) 638-9294
Death Claims


Cancellations (Free Look Period)     General American
                                     13045 Tesson Ferry Road
                                     St. Louis, MO 63128
                                     (800) 638-9294

Other Inquiries                      (800) 638-9294

THE SEPARATE ACCOUNT


     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the Cash Values of the variable life insurance policies issued by the Separate Account.



THE FUNDS



     Each Division of the Separate Account invests in a corresponding underlying Fund. Each Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Funds are the American Century Variable Portfolios, Inc., the American Funds Insurance Series, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the J.P. Morgan Series Trust II, the Met Investors Series Trust, the Metropolitan Series Fund, Inc. and the Van Eck Worldwide Insurance Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Funds.



     The adviser, sub-adviser and investment objective of each Fund are as follows:



AMERICAN CENTURY VARIABLE PORTFOLIOS        ADVISER: AMERICAN CENTURY INVESTMENT
                                            MANAGEMENT, INC.



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Income & Growth Fund            N/A              Current income and capital appreciation by
                                                 investing in a diversified portfolio of
                                                 common stocks.

International Fund              N/A              Capital growth.

Value Fund                      N/A              Long-term capital growth, with income as a
                                                 secondary objective.



AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
American Funds Global           N/A              Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth           N/A              Capital appreciation through stocks.
Fund

American Funds Growth-          N/A              Capital appreciation and income.
Income Fund



FIDELITY(R) VARIABLE INSURANCE PRODUCTS  ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                         COMPANY



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
VIP Asset Manager       FMR Co., Inc.            To obtain high total return with reduced
Portfolio                                        risk over the long term by allocating its
                                                 assets among stocks, bonds and short-term
                                                 instruments.

VIP Equity-Income       FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                        consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the Standard & Poor's
                                                 500(SM) Index (S&P 500(R)).

VIP Growth Portfolio    FMR Co., Inc.            To achieve capital appreciation.

VIP High Income         FMR Co., Inc.            A high level of current income while also
Portfolio                                        considering growth of capital.

VIP Mid Cap Portfolio   FMR Co., Inc.            Long-term growth of capital.

VIP Overseas Portfolio  FMR Co., Inc.            Long-term growth of capital.

J.P. MORGAN SERIES TRUST II     ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT, INC.



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
JPMorgan Bond                   N/A              To provide high total return consistent with
  Portfolio                                      moderate risk of capital and maintenance of
                                                 liquidity.

JPMorgan Small Company          N/A              To provide high total return from a
Portfolio                                        portfolio of small company stocks.



MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Harris Oakmark          Harris Associates        Long-term growth of capital.
International           L.P.(1)
Portfolio (formerly,
State Street Research
Concentrated
International
Portfolio)

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

PIMCO Innovation        PIMCO Equity Advisors    Capital appreciation; no consideration is
Portfolio                                        given to income.

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

T. Rowe Price Mid-Cap   T. Rowe Price            To provide long-term growth of capital.
Growth Portfolio        Associates, Inc.(2)
(formerly, MFS Mid Cap
Growth Portfolio)



METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC(3)



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Alger Equity Growth     Fred Alger Management,   Long-term capital appreciation.
Portfolio(4)            Inc.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio(4)            Advisers, L.P.(5)

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio(4)

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Janus Mid Cap           Janus Capital            Long-term growth of capital.
Portfolio               Management LLC

Lehman Brothers(R)      Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index ("S&P MidCap 400 Index").

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index ("S&P
                                                 500 Index").

Morgan Stanley EAFE(R)  Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Putnam International    Putnam Investment        Long-term growth of capital.
Stock Portfolio         Management, LLC

Russell 2000(R) Index   Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

State Street Research   State Street Research    Maximum capital appreciation.
Aggressive Growth       & Management Company
Portfolio

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income             & Management Company     investing in fixed-income securities.
Portfolio(4)

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(4,6)

T. Rowe Price Large     T. Rowe Price            Long-term capital growth, and secondarily,
Cap Growth Portfolio    Associates, Inc.         dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.



VAN ECK WORLDWIDE INSURANCE TRUST        ADVISER: VAN ECK ASSOCIATES CORPORATION



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Worldwide Hard Assets   N/A                      To seek long-term capital appreciation by
Fund                                             investing primarily in "hard asset
                                                 securities." Hard asset securities are the
                                                 stocks and bonds and other securities of
                                                 companies that derive at least 50% of gross
                                                 revenue or profit from the exploration,
                                                 development, production or distribution of
                                                 precious metals, natural resources, real
                                                 estate and commodities. Income is a
                                                 secondary consideration.

Worldwide Emerging      N/A                      To seek long-term capital appreciation by
Markets Fund                                     investing in primarily equity securities in
                                                 emerging markets around the world.

---------------

(1) Prior to January 1, 2003, State Street Research & Management Company was the sub-adviser to this Portfolio.



(2) Prior to January 1, 2003, Massachusetts Financial Services Company was the sub-adviser to this Portfolio.



(3) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.



(4) Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. The reorganization had no effect on the investment objectives, policies or advisory fees of any Series, nor was there any change in investment adviser or sub-adviser for any Series.



(5) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



(6) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.



     FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.



     The Funds' investment objectives may not be met. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Funds may be higher or lower than the results of these other funds. There is no assurance, and no representation is made, that the investment results of any Fund will be comparable to the investment results of any other fund.



SHARE CLASSES OF THE FUNDS



     The Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Century Variable Portfolios, we offer Class I shares; for the American Funds Insurance Series, we offer Class 2 shares; for Fidelity Variable Insurance Products, for we offer Initial Class shares; for the Met Investors Series Trust and the Metropolitan Series Fund, Inc., we offer Class A shares.



ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


     The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another registered open-end investment company if the shares of a Fund are no longer available for investment, if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account or for any other reason in our sole discretion. A substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 (the "1940 Act") or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.



     The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company in our sole discretion. Furthermore, we may make available or close Divisions of the Separate Account to allocation of premiums or Cash Value, or both, for some or all classes of Policies, at any time in our sole discretion. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.


     If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management investment company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.



VOTING RIGHTS



     Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.



     The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.



     The Company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.



     Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.



     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                POLICY BENEFITS


     This Prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Home Office.



     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and Cash Values. The Policies are also available with a term rider that provides death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term rider have no surrenderable Cash Value and terminate at the Insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.



REPLACING EXISTING INSURANCE



     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. If you exchange an existing policy for the Policy, you should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.


DEATH BENEFIT


     As long as the Policy remains in force (See Payment and Allocation of Premiums--Premium Default and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Administrative Office, pay the Policy proceeds in a lump sum. (See The Company and the Separate Account--The Company.) The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The Policy proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.



     AMOUNT OF DEATH BENEFIT. On the Issue Date, the death benefit is the initial death benefit as shown in the Policy. After the Issue Date and prior to the Insured reaching Attained Age 100, the death benefit is equal to the Cash Value on the date of death multiplied by the applicable Attained Age factor shown in the Policy. The factors in the Policy are exact for Policy Anniversaries. For any other date, we calculate the factor by straight line interpolation, or by assuming that the difference between Policy Anniversary values occurs in equal increments each month. The resulting value is the death benefit. A list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below. In no event will the death benefit be less than the amount necessary to enable the Policy to meet the definition of a life insurance contract under the Internal Revenue Code of 1986.



     Unlike most other life insurance policies, which are underwritten for a specific face amount, the Policy is underwritten for the premium schedule requested. Consequently, face amount increases and face amount decreases, which are typically available under other life insurance policies, are not available under the Policy.



     If the Insured is rated in either a standard or preferred risk class, and if you have some or all of your Cash Value in the General Account, then we will further guarantee your death benefit. (See The General Account.) The portion of the death benefit associated with the Cash Value in the General Account can only decrease from one Policy Anniversary to the next as a result of:



     - charges for benefits provided by any riders;



     - transfers from the General Account to the Separate Account;

     - Pro-Rata Surrenders; or



     - Policy Loans.


     At Attained Age 100 and above, the death benefit is 101% of the Cash Value (100% if required by state law).


     Your Policy's total Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account (including underlying Fund expenses) to which you have chosen to allocate amounts and the interest we credit on amounts held in the General Account, and will also vary to reflect any outstanding Indebtedness and charges for the monthly deductions, and, where appropriate, any charges for transfers. Because it depends on Cash Value, your death benefit will also vary based on those factors listed above. Your death benefit and Cash Value may be more or less than the premiums you paid.


                                 DEATH BENEFIT
                        SAMPLE ATTAINED AGE FACTOR TABLE
                                NON-SMOKER RATES

  INSURED                                                MALE LIVES   FEMALE LIVES
ATTAINED AGE                                               FACTOR        FACTOR
------------                                             ----------   ------------
35......................................................  4.3267        4.8520
40......................................................  3.6574        4.1052
45......................................................  3.1018        3.4898
50......................................................  2.6430        2.9790
55......................................................  2.2664        2.5552
60......................................................  1.9629        2.2033
65......................................................  1.7206        1.9091
70......................................................  1.5315        1.6724
75......................................................  1.3865        1.4809
80......................................................  1.2805        1.3373
85......................................................  1.2015        1.2310
90......................................................  1.1454        1.1563
95......................................................  1.0892        1.0906


     PAYMENT OF THE POLICY PROCEEDS. The Policy proceeds will ordinarily be paid in a lump sum within seven days after the Administrative Office receives satisfactory proof of the death of the Insured (and any other information we need to pay the death proceeds). (See The Company and the Separate Account--The Company.) Payment may, however, be postponed in certain circumstances. (See General Matters--Postponement of Payment from the Separate Account.) The death benefit will be increased by the cost of insurance charges deducted for the period beyond the date of death, and reduced by any outstanding Indebtedness. (See General Matters--Additional Insurance Benefits, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.


CASH VALUE


     The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and the Loan Account (securing Policy Loans). For a description of the Cash Value in the General Account, see The General Account--General Account Cash Value. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. After the first Policy Year, the Owner may make a Pro-Rata Surrender of the Policy and receive a portion of the Policy's Cash Value. (See Policy Rights--Surrender and Pro-Rata Surrender.)

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value in the Separate Account.


     DETERMINATION OF CASH VALUE. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of the initial Net Premium allocated to the Division, reduced by the portion of the monthly deduction(s) due from the Issue Date through the Investment Start Date charged to the Division. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

     (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

     (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

     (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

     (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

     (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

     (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

     (7) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

     (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period (See Charges and Deductions.).


     The Policy's total Cash Value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan Cash Value, or Cash Value allocated to a Division into accumulation units of the Division. Surrenders, Pro-Rata Surrenders, Policy Loans, transfers and charges deducted from the Cash Value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the Investment Start Date).



     The accumulation unit value of a Division depends on the net investment experience of its corresponding Fund and reflects fees and expenses of the Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the Net Investment Factor for that day. The Net Investment Factor for each Division for a Valuation period is calculated as follows:


     (1) The value of the assets at the end of the preceding Valuation Period; plus

     (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; divided by

     (5) The value of the assets at the end of the preceding Valuation Period.


     For a description of the Cash Value in the General Account, see The General Account. For a description of the Cash Value in the Loan Account, see Policy Rights--Loans.

                                 POLICY RIGHTS

LOANS


     LOAN PRIVILEGES. The Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)



     POLICY LOANS. You may borrow from the Cash Value of your Policy. The Loan Value is the maximum amount that you may borrow. The Loan Value is:



     --  the Cash Value on the date we receive the loan request;



     -- plus interest on the amount of the Cash Value to the next Policy Anniversary, calculated at the guaranteed General Account interest rate;



     --  minus interest on the Loan Value to the next Policy Anniversary;



     --  minus any loans and interest already outstanding;



     --  minus monthly deductions to the next Policy Anniversary.



     The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Administrative Office, although payments may be postponed under certain circumstances. (See The Company, the Separate Account and the Funds--The Company and General Matters--Postponement of Payments from the Separate Account.)


     When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

     The Cash Value in the Loan Account on the Investment Start Date is zero. On any other Valuation Date, the Cash Value in the Loan Account is:


     - the Cash Value in the Loan Account on the preceding Valuation Date, with interest; plus


     - any amount transferred to the Loan Account from the General Account or from the Divisions of the Separate Account on that day; minus

     - any loan repayments on that day; plus

     - if that day is a Policy Anniversary, an amount due to cover any unpaid loan interest due.

     Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

     Interest credited on the Cash Value held in the Loan Account will be allocated to the General Account and the Divisions of the Separate Account at least annually, in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account.

     INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:

    FOR LOANS                                              ANNUAL
OUTSTANDING DURING                                      INTEREST RATE
------------------                                      -------------
Policy Years 1-10.....................................      4.50%
Policy Years 11+......................................      4.25%

     General American will inform the Owner of the current borrowing rate when a Policy Loan is requested.

     Policy Loan interest is due and payable annually on the earliest of:

     - the next Policy Anniversary;

     - the date of termination of the Policy;

     - the date the loan is repaid in full; or


     - the date the loan plus loan interest accrued exceeds the Cash Value.



     If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) Cash Value in the amount of the unpaid Policy Loan interest will be transferred to the Loan Account. The Cash Value transferred will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.



     EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value and the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the investment performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value and the death benefit will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value and death benefit may be higher.



     In addition, if the Indebtedness exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will lapse (terminate without value) and provide no benefits. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums--Premium Default and Reinstatement.) A loan from a Policy that is a modified endowment contract will be treated as a distribution and taxed as ordinary income to the extent of any earnings in the Policy. The taxable amount may also be subject to a 10% Federal penalty tax if the loan is taken before the Owner attains age 59 1/2. (See Federal Tax Matters.)



     Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy. Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. Since amounts borrowed and withdrawn from the Policy reduce the Policy's Cash Value, any Cash Value remaining on surrender or lapse may be insufficient to pay the income tax due. (See Federal Tax Matters.)



     We believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with loans that are outstanding after the tenth Policy Year are less clear, and you should consult a tax adviser about such loans. (See Federal Tax Matters.)



     REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Repaying a loan (including any unpaid interest that was added to the outstanding Indebtedness) will cause the Policy's Cash Value and death benefit to increase by the amount of the repayment.

Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.


     If you fail to make repayments when the total loan and loan interest due would exceed the Cash Value, your Policy will terminate. We will allow you a grace period for such payment of loans and loan interest due. If the loan and loan interest due at the end of the grace period still exceed the Cash Value, the Policy will lapse at the end of the grace period and provide no benefits. We will mail a notice to your last known address, and that of any assignee of record. This grace period will expire 62 days from the Monthly Anniversary immediately before the date the total loan and loan interest exceeds the Cash Value less any surrender charges, or 31 days after such notice has been mailed, if later.


SURRENDER AND PRO-RATA SURRENDER


     At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Administrative Office. (See The Company, the Separate Account and the Funds -- The Company.) Amounts payable from the Separate Account upon surrender or Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters--Postponement of Payments from the Separate Account.)



     SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, plus cost of insurance charges deducted for the period beyond the date of surrender, less any Indebtedness. The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Administrative Office. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)


     PRO-RATA SURRENDER. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the death benefit and the Cash Value by a percentage chosen by the Owner. This percentage may be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the death benefit and the Cash Value effective on the date we receive the request.

     The Owner may allocate the amount of decrease in Cash Value among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the decrease in Cash Value will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

     A Pro-Rata Surrender will not be processed for less than $500 or if it will reduce the Cash Value below $10,000. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction.

TRANSFERS


     Under General American's current practices, a Policy's Cash Value, except amounts held in the Loan Account, may be transferred among the Divisions of the Separate Account and between the General Account and the Separate Account. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account may be made in writing, by telephone or, for Policies that are not business-owned, over the Internet.



     Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers in a Policy Year will be allowed free of charge. Thereafter, the Company may impose a charge of $25 for each requested transfer. Currently, the Company does not impose a transfer charge. General American ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. (See The Company, the Separate Account and the Funds--The Company.)


     Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.


     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy Owners. In addition, certain Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the prospectuses of the Funds for more details. We will notify any affected Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.



     Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers.



PORTFOLIO REBALANCING/DOLLAR COST AVERAGING



     The Policy offers two automated transfer privileges: portfolio rebalancing and dollar cost averaging. With portfolio rebalancing, your Cash Value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. With dollar cost averaging, your Cash Value will be transferred periodically from the State Street Research Money Market Division to one or more other Divisions that you select. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both portfolio rebalancing and dollar cost averaging at the same time. If, in the future, we exercise our right to impose a charge for transfers in excess of 12 per Policy Year, transfers under these programs will not count against the total number of transfers allowed before a charge is applied. For more information about these features, please contact your registered representative or see the Statement of Additional Information.


                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

     Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Administrative Office. A Policy will generally be issued to Insureds of Issue Ages 30 through 80 for all risk classes, and to Insureds of Issue Ages 81 through 90 for non-smokers in the standard risk class. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


     The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

PREMIUMS

     When applying for the Policy, you determine the amount of the premium for the first Policy Year and succeeding Policy Years. The amount of the premiums is shown in the Policy.


     The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Administrative Office. Your initial premium is credited with investment performance as of the Investment Start Date. The Investment Start Date will generally be the date on which your initial premium is received at our Administrative Office.


     Premiums are payable in the amount shown in the Policy for each Policy Year. You may make each year's scheduled premium payment in a lump sum or in installments at any time during the Policy Year. You may also choose to have us withdraw your premiums from your bank checking account. (This is known as the Pre-Authorized Checking Arrangement.)

     If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.


     PREMIUM LIMITATIONS. When you apply for the Policy, you determine the amount of the premium that you plan to pay each year. Each Policy is issued as part of a case consisting of one or more Policies. The minimum scheduled premium in the first Policy year is $50,000 per case. For cases involving more than one Policy, each Policy in the case must have a minimum scheduled premium in the first year of $20,000. The scheduled premium for future years does not have to be level - it may be different from year to year to meet your anticipated needs, and it may be higher or lower than your initial premium.



     After you pay the initial premium, you make future premium payments according to the schedule that you established, which may be for the life of the Policy or for a period of years. The scheduled premiums are shown on the Policy specifications page. We will send you a bill based on your schedule. You may make each year's scheduled premium payment in a lump sum or in installments at any time during the Policy Year. You may not change your premium schedule.


     You may not pay more premiums than the amount billed. You may pay less than the scheduled premium, but there are some important restrictions as described below.


     On each Policy Anniversary we will review the premiums paid into the Policy. If the total amount of premiums paid since the Policy's Issue Date has always been at least 80% of the total scheduled premiums since the Policy's Issue Date, then you may pay any amount of premium up to the current scheduled amount for that Policy Year. If the total amount of the premiums paid is less than 80% of the total scheduled premium, we will notify you of the amount of the shortfall and the consequences of failing to pay at least 80% of the scheduled premium.



     There is a period of 62 days from the end of the Policy Year, called the "grace period." If you pay a premium during the grace period, and if you have paid less than the scheduled premium (or less than the restricted premium, described below, if applicable) for the Policy Year that just ended, then we will treat the premium payment as having been made in the prior Policy Year. By doing this, we allow you greater flexibility in deciding how much premium you want to pay in the current Policy Year. If the sum of the premium paid during the grace period and the premium already applied to the prior Policy Year exceed the amount allowed for the prior Policy Year, then we will treat any excess as a premium payment for the current Policy Year.

     If, on the other hand, a premium remains unpaid after the grace period, and if the total premium you have paid since the Policy's Issue Date is less than 80% of the cumulative scheduled premium, then future annual premiums payable are limited to the lesser of:


     1. the scheduled annual premium, or


     2. the annual premium paid in the year in which the cumulative premiums paid fell below 80% of the cumulative scheduled premium.



     If you do not pay the lesser of these two amounts, no further premiums are payable. We will not accept any more premiums unless they are necessary to pay the charges under your Policy.


     This limit will remain in force for all future years unless you reinstate the premium schedule as described under Premium Default and Reinstatement.

     The following table shows one example of how a premium schedule could become restricted:

     EXAMPLE: Scheduled premium is $50,000 in each of the first 6 years.

POLICY    PREMIUM    CUMULATIVE   PREMIUM   CUMULATIVE   CUMULATIVE
 YEAR    SCHEDULED   SCHEDULED     PAID        PAID      PERCENTAGE
------   ---------   ----------   -------   ----------   ----------
  1       $50,000     $ 50,000    $50,000    $ 50,000     100.00%
  2       $50,000     $100,000    $50,000    $100,000     100.00%
  3       $50,000     $150,000    $30,000    $130,000      86.67%
  4       $50,000     $200,000    $30,000    $160,000      80.00%
  5       $50,000     $250,000    $30,000    $190,000      76.00%
  6       $50,000


     In this example, the premium paid in each of the Policy Years 3-5 is $30,000. This amount causes the cumulative percentage to fall below 80% following Policy Year 5. As a result, the premium in future years is limited to the lesser of $30,000 (the premium paid in the year in which the cumulate percentage fell below 80%) or the scheduled premium for the year.



RIGHT TO EXAMINE POLICY



     You may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, it will be void from the beginning. Where permitted, General American will refund the sum of:



     1. the difference between the premiums paid and the Net Premiums allocated to the Separate Account;



     2. the Cash Values of the Divisions of the Separate Account; and



     3. any charges deducted from the Cash Value of the Separate Account.



     In such cases, during the Right to Examine period we will invest your Net Premiums in the Divisions of the Separate Account that you selected.



     In any jurisdiction in which we are required to refund the total premiums paid, we will hold the Net Premium in the State Street Research Money Market Division until the end of the Right to Examine period. At the end of the Right to Examine period, we will transfer the Cash Value to the General Account and/or the Divisions of the Separate Account that you selected.



     To cancel the Policy, you should mail or deliver the Policy to either General American's Administrative Office or the agent who sold it. A refund of premiums paid by check may be delayed until your check has cleared the bank upon which it was drawn. (See General Matters--Postponement of Payments from the Separate Account.)

ALLOCATION OF NET PREMIUMS AND CASH VALUE


     ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, you must allocate a whole percentage of the Net Premium; fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For Policies issued with an allowable percentage to the General Account of more than 1%, the minimum percentage is 1%, and fractional percentages may not be used.



     You can allocate to a cumulative maximum of 49 accounts (i.e., Divisions of the Separate Account and the General Account) over the life of the Policy. We will maintain an ongoing record of the accounts to which you allocate premiums and Cash Values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all Cash Value out of an account and later reallocate Cash Value or premiums to that same account without increasing the number of accounts utilized. Allocating premiums and Cash Value among a large number of accounts in early Policy Years may limit your ability to take advantage of new Funds that may be added in later years.


     The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company at its Administrative Office. (See The Company and the Separate Account--The Company.) Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

     Net Premiums will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

     The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights--Transfers.)


     The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect both the Policy's Cash Value and the death benefit. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial requirements.


PREMIUM DEFAULT AND REINSTATEMENT

     PREMIUM DEFAULT. Your premium is in default if you do not pay it on or before the last day of the Policy Year. We will allow a grace period of 62 days for payment of each premium except the first. The grace period begins on the last day of the Policy Year for which the premium payment was due. If you pay a premium during the grace period, and if you have paid less than the scheduled premium (or less than the restricted premium, if applicable), we will treat the premium payment as having been made in the prior Policy Year. If the sum of the premium paid during the grace period and the premium already applied to the prior Policy Year exceed the amount allowed for the prior Policy Year, then we will treat any excess as a premium payment for the current Policy Year.

     If your premium payments have been restricted because you have not paid at least 80% of the scheduled premiums on a cumulative basis as described under Premiums, you may apply to reinstate the premium payment schedule as described below.


     If the Insured dies during the grace period, we will pay the death benefit to the beneficiary. However, if your Policy entered the grace period because your Cash Surrender Value was insufficient to cover your monthly deduction on the Monthly Anniversary, we will deduct from the proceeds an amount equal to the monthly deductions due for the period before the date of death. With this exception, the Cash Value, Cash Surrender Value and death benefit of the Policy are determined in the same manner both before and after the Policy has entered the grace period.

     You may reinstate your premium payments within three years after the date of default of a premium payment, provided that you have not surrendered the Policy and that:


     1. you submit a written request for reinstatement;

     2. you submit proof satisfactory to us that the Insured is insurable by our standards;

     3. you pay all overdue premiums;


     4. the Insured is alive on the date we approve the request for reinstatement. If the Insured is not alive, the approval is void with no effect.


     For purposes of reinstatement, the term "all overdue premiums" shown in item 3 above means the greater of (a) the amount of the originally scheduled premium for the current Policy Year, or (b) the amount of premium required so that the total premiums paid since the Issue Date (without interest) is equal to 80% of the cumulative scheduled premium.

     After deducting any applicable Federal Tax Charge and State Tax Charge, we will allocate the Net Premiums paid under item 3 above into the General Account or the Divisions of the Separate Account according to your current allocation instructions.

     The Policy with its reinstated premium schedule will be in force from the date we approve the reinstatement application. There will be a full monthly deduction for the Policy Month which includes this date. (See Charges and Deductions--Monthly Deduction.) Any application for reinstatement becomes part of the contract of reinstatement and of the Policy.


                             CHARGES AND DEDUCTIONS



     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.



     Services and benefits we provide:



     -- the death benefit, cash, and loan benefits under the Policy



     -- investment options, including premium allocations



     -- administration of elective options



     -- the distribution of reports to Policy Owners.



     Costs and expenses we incur:



     -- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)



     -- overhead and other expenses for providing services and benefits



     -- sales and marketing expenses



     -- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees.



     Risks we assume:



     -- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insureds die sooner that we estimate



     -- that the cost of providing the services and benefits under the Policies exceed the charges we deduct.



     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the distribution charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.


PREMIUM EXPENSE CHARGES

     Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a charge for state taxes and a charge for Federal taxes. The premium payment less the premium expense charge equals the Net Premium.


     STATE TAX CHARGE. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. We currently deduct 2.25% of each premium paid to cover the cost of these taxes.



     FEDERAL TAX CHARGE. This charge is designed to pass through the equivalent of the Federal tax consequences applicable to the Policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the Federal tax.



     If the tax rates change, we may change the amount of the deduction to cover the new taxes. However, the deduction will never exceed the amount shown on the specifications page of your Policy.


INITIAL POLICY CHARGE


     INITIAL POLICY CHARGE. To cover the costs associated with underwriting and issuing the Policies and the administrative expenses related to the maintenance of each Policy and the Separate Account, we assess an initial Policy charge of $800. We deduct this amount from the Policy's Cash Value as soon as we have issued the Policy and you have made the initial premium payment.


MONTHLY DEDUCTION


     Charges will be deducted on each Monthly Anniversary from the Cash Value of each Policy (the "monthly deduction") to compensate the Company for the cost of insurance, the cost of optional benefits added by rider, and the mortality and expense risk and distribution expense assumed by the Company. The monthly deduction will begin as of the Issue Date. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.



     COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We impose a cost of insurance charge each month to cover the risk that you will die and we will have to pay the death benefit. The cost of insurance is deducted on each Monthly Anniversary for the upcoming Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The Company will determine the cost of insurance charge by multiplying the applicable monthly cost of insurance rate or rates by the net amount at risk (defined below) for the first day of the Policy Month.



     The cost of insurance rates are determined at the beginning of each Policy Year. The rates will be based on the Attained Age, risk class, and sex of the Insured at issue and on the number of completed Policy Years since the Issue Date. The cost of insurance rates generally increase as the Insured's Attained Age increases. The monthly cost of insurance rate is equal to the annual cost of insurance rate divided by 12.



     The risk class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a preferred risk class, a standard risk class, or into risk classes involving a higher mortality risk.


     Actual cost of insurance rates may change, and the rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. The guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables

NA and SA and 1980 CSO Tables NG and SG), for the age nearest the Insured's birthday. Higher rates may apply if the Insured is determined to be in a substandard risk class.



     In two otherwise identical Policies, an Insured in the preferred risk class will have a lower cost of insurance than an Insured in a risk class involving higher mortality risk. Each risk class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.



     The net amount at risk on any date is (a) the death benefit on that date less (b) the Cash Value on that date. The net amount at risk is affected by investment performance, premium payments, fees and charges and Pro-Rata Surrenders.



     MORTALITY AND EXPENSE RISK AND DISTRIBUTION CHARGE. We will deduct a monthly charge to cover mortality and expense risks and certain distribution expenses under the Policy. The charge is based on a percentage of the Cash Value in the General Account and in each Division of the Separate Account. We calculate the mortality and expense risk and distribution charge and deduct them from the Policy's Cash Value at the beginning of each Policy Month. In situations in which multiple Policies exist on an account, such as Policies on a husband and wife or on business partners, we combine the Cash Value of all the Policies to determine the percentage. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:



                                                                PERCENTAGE OF CASH VALUE
                                                            --------------------------------
                                                                           MORTALITY
                                                                              AND
   TOTAL GENERAL                                                            EXPENSE
   AND SEPARATE                                             DISTRIBUTION     RISK
ACCOUNT CASH VALUE                                             CHARGE       CHARGE     TOTAL
----------------------------------------------------------  ------------   ---------   -----
First $500,000............................................     1.50%         0.75%     2.25%
Next $1,000,000...........................................     1.25%         0.75%     2.00%
Next $1,000,000...........................................     1.00%         0.75%     1.75%
Next $1,000,000...........................................     0.90%         0.75%     1.65%
Next $1,000,000...........................................     0.80%         0.75%     1.55%
Next $1,000,000...........................................     0.70%         0.75%     1.45%
Next $1,000,000...........................................     0.60%         0.75%     1.35%
Over $6,500,000...........................................     0.50%         0.75%     1.25%



     The mortality risk we assume is that Insureds may die sooner than anticipated and that we will therefore pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. We may make a profit from this charge. Any profit may be used to finance distribution expenses.



     ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for the term insurance rider and any other benefits provided by rider. (See General Matters--Additional Insurance Benefits.)



     TRANSACTION CHARGES. There are no transaction charges for processing the first twelve transfers in a Policy Year. There may be a charge of $25 for each transfer in excess of twelve to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge. Currently, we do not impose a transfer charge.


SEPARATE ACCOUNT CHARGES


     FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fees, distribution (12b-1) fees, and other expenses incurred by the underlying Funds. A summary of the annual Fund operating expenses for the past year is provided in the Fee Table. See the prospectuses for the respective Funds for more detail on these investment advisory fees, distribution (12b-1) fees, and other expenses.


     TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                              THE GENERAL ACCOUNT


     Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


GENERAL DESCRIPTION

     The General Account consists of all assets owned by General American other than those in the Loan Account, the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.


     At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). General American may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated or transferred to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.


THE POLICY

     This Prospectus describes a variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

GENERAL ACCOUNT BENEFITS


     To the extent that the Insured is in a standard or preferred risk class and the Owner invests in the General Account, the death benefit associated with Cash Value invested in the General Account can only decrease from Policy Anniversary to Policy Anniversary due to the following causes:


     1. charges for benefits provided by any riders,


     2. transfers from the General Account to the Divisions of the Separate Account,



     3. Pro-Rata Surrenders, and



     4. Policy loans.



     The amount of the decrease in death benefit is limited to the death benefit associated with the decrease in General Account Cash Value due to the causes listed.


GENERAL ACCOUNT CASH VALUE


     Net Premiums allocated to the General Account are credited to the Cash Value held in the General Account. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually.

General American may, at its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of General American. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

     The Cash Value of the General Account as of the Investment Start Date is equal to:


     - the portion of the initial Net Premium received and allocated to the General Account, minus


     - the portion of the monthly deductions due from the Issue Date through the Investment Start Date charged to the General Account.

     Subject to the maximum limit described below, General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be:


     - the Cash Value in the General Account on the preceding Valuation Date, with interest on such value at the current rate (guaranteed to be at least an annual rate of 4%); plus



     - any portion of Net Premium received and allocated to the General Account on that day; plus


     - any amounts transferred to the General Account on that day; plus

     - any loan repayments allocated to the General Account on that day; plus

     - that portion of any interest credited on outstanding loans which is allocated to the General Account on that day; minus

     - any amount transferred plus any transfer charge from the General Account to the Divisions of the Separate Account on that day; minus

     - any amount transferred from the General Account to the Loan Account on that day; minus


     - any withdrawal due to a Pro-Rata Surrender made from the General Account on that day; minus


     - if that day is a Monthly Anniversary, the portion of the monthly deduction charged to the General Account on that day.


     The General Account Cash Value immediately after any transfer into the General Account cannot exceed:


     - the General Account Cash Value plus the Separate Account Cash Value, multiplied by

     - the General Account Maximum Allocation Percent as shown on the Policy specifications page.

TRANSFERS, SURRENDERS AND POLICY LOANS


     A portion of Cash Value may be transferred from the General Account to the Divisions of the Separate Account. Any transfer must be at least $500, or the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the General Account Maximum Transfer Percent Limit, as shown on the Policy's specifications page, or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).


     Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

     Policy Loans may also be made from the Policy's Cash Value in the General Account.

     Loans from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)


     There is no transaction charge for the first twelve requested transfers in a Policy Year. General American may impose a charge of $25 for each requested transfer in excess of twelve in a Policy Year. No charge is currently assessed. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


     Transfers, surrenders and Pro-Rata Surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                                GENERAL MATTERS

POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT


     The Company usually pays amounts payable on Pro-Rata Surrender, surrender, death of the Insured or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. (See The Company, the Separate Account and the Funds--The Company). Payment of any amount payable from the Divisions of the Separate Account upon surrender, Pro-Rata Surrender, or death of Insured, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.


     Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

THE CONTRACT

     The Policy, the attached application, any riders, endorsements, and any application for reinstatement of the scheduled premium constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

     The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

BENEFICIARY

     The Beneficiary is the person or persons specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

     The Company permits the designation of various types of trusts as Beneficiary, including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

CHANGE OF OWNER OR BENEFICIARY

     The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Administrative Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions. Changing the Policy's ownership may be a taxable transaction, and a tax adviser should be consulted before doing so.

POLICY CHANGES


     The Company reserves the right to limit the number of changes to a Policy and to restrict changes in the first Policy Year. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.


ASSIGNMENT

     The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Administrative Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary. Assigning the Policy may have tax consequences. (See Federal Tax Matters.)

SUICIDE

     Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any Pro-Rata Surrenders and outstanding Indebtedness.

     If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, unless the Insured intended suicide when the Policy was applied for.

CONVERSION RIGHTS

     While your Policy is in force, you have a one-time right during the first two Policy Years to transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.


     If at any time during the first two Policy Years, you request in writing the transfer of the Cash Value held in the Divisions of the Separate Account to the General Account, and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Cash Value net amount at risk, risk class, or Issue Age.



     If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account. Transfers to the Divisions of the Separate Account will not be permitted after exercise of the conversion right.

ADDITIONAL INSURANCE BENEFITS


     Subject to the Company's approval, the Owner may obtain additional insurance coverage in the form of a term life insurance rider. The term rider discussed below permits you, by purchasing term insurance, to increase your insurance coverage. The term rider provides a fixed benefit that does not vary with the investment experience of the Separate Account, and has no surrenderable Cash Value. The cost of any additional insurance coverage will be taken as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions--Monthly Deduction.).


     If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. Both current and guaranteed charges for the level term insurance rider are lower than for the base Policy.


     Use of a term rider generally reduces sales compensation. Like the cost of coverage under the Policy, however, charges deducted from the Policy's Cash Value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Unlike the base Policy, the term rider terminates at age
100. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.



     TERM RIDER. The term rider provides level term insurance coverage on the life of the Insured under the base Policy. The rider can be added only at issue. It cannot be increased or added to an existing Policy. Certain restrictions may apply and are described in the rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.


                          DISTRIBUTION OF THE POLICIES


     SELLING NETWORK. We have entered into a distribution agreement with General American Distributors, Inc. ("General American Distributors") for the distribution and sale of the Policies. General American Distributors is affiliated with us. General American Distributors may enter into selling agreements with affiliated and unaffiliated broker-dealers who in turn may sell the Policies through their registered representatives.



     COMMISSION RATES AND OTHER COMPENSATION. General American Distributors has entered into a selling agreement with an affiliated broker-dealer under which selling agents will receive commissions based on commission schedules and rules that vary based on the agent's contract. Under contracts that are based on agent level commissions, a service fee determined as a percentage of the Policy's unloaned Cash Value will be paid. The percentage paid ranges from 1.10% of the first $500,000 to 0.375% of amounts in excess of $6,500,000. Additional amounts may be paid and expenses may be reimbursed based on various factors. Agents receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.



     General American Distributors also enters into selling agreements with unaffiliated broker-dealers, the terms of which may, under certain circumstances, also apply to affiliated broker-dealers. Under these agreements, which are based on gross dealer concessions payable to the broker-dealer, a service fee determined as a percentage of the Policy's unloaned Cash Value will be paid. The percentage paid ranges from 1.50% of the first $500,000 to 0.50% of amounts in excess of $6,500,000. The broker-dealer may also receive additional compensation, which in some cases will vary based on the productivity of the registered representatives. General American, General American Distributors and the broker-dealer may enter into an agreement that compensates the broker-dealer for expenses associated with the distribution of the Policies. The compensation payable to the registered representatives and general agents will be determined by their agreement with the broker-dealer. Broker-dealers receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.



     Also, an affiliate of General American may receive 12b-1 fees from certain Funds. These Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Funds to pay fees out of Fund assets to those who sell and distribute Fund shares.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.



                              FEDERAL TAX MATTERS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or guaranteed issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the Policy) has occurred.


     Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.


     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a modified endowment contract.



     2. MODIFIED ENDOWMENT CONTRACTS. Certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. The rules for determining whether a life insurance contract is classified as a modified endowment contract are quite complex and depend on the amount of premiums paid in relation to the death benefit. IN MOST CASES A POLICY WILL BE CLASSIFIED AS A MODIFIED ENDOWMENT
         -----------------------------------------------------------------
CONTRACT. Any Policy issued in exchange for a modified endowment contract will
--------
be classified as a modified endowment contract. Certain Policies with term insurance riders attached may not be classified as modified endowment contracts. A Policy issued in exchange for a life insurance contract that is not classified as a modified endowment contract will generally not be treated as a modified endowment contract. The payment of additional premiums at the time of or after the exchange or certain changes to such a Policy after it is issued, however, may cause the Policy to be treated as a modified endowment contract.


     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change (including an exchange) to a Policy or to a term rider attached to a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

     3.  DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.


     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a Pro-Rata Surrender) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Owner. However, the tax treatment of Policy Loans that are outstanding after the tenth Policy Year is uncertain. You should consult a tax adviser before taking out a Policy Loan after the tenth Policy Year or allowing a Policy Loan to remain outstanding after the tenth Policy Year.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     9. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     10. NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

     11. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

     12. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     13. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     14. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

     15. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to State Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                     UNISEX REQUIREMENTS UNDER MONTANA LAW

     The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of its residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


                        STATE REGULATION OF THE COMPANY


     General American, a life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS



     Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for Pro-Rata Surrenders, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.


                               LEGAL PROCEEDINGS


     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this Prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors.

                                    EXPERTS


     The financial statements of the Separate Account included in this Prospectus and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.



                              FINANCIAL STATEMENTS



     The financial statements of the Separate Account are included in this Prospectus. You may find the financial statements of General American in the Statement of Additional Information.



                                  DEFINITIONS



     ATTAINED AGE. The Issue Age of the Insured plus the number of completed Policy Years.



     BENEFICIARY. The person or persons named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.



     CASH VALUE. The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and the Loan Account.



     CASH SURRENDER VALUE. The Cash Value of a Policy on the date of surrender, plus unearned cost of insurance charges from the date of surrender to the end of the Policy Month, less any Indebtedness.



     DIVISION. A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund.



     FUND. A separate investment portfolio. Although sometimes referred to elsewhere as "portfolios," they are referred to in this prospectus as "Funds," except where "Portfolio" is part of their name.



     GENERAL ACCOUNT. The assets of the Company other than those allocated to the Separate Account or any other separate account.



     INDEBTEDNESS. The sum of all unpaid Policy Loans and accrued interest on loans.



     INSURED.  The person whose life is insured under the Policy.



     INVESTMENT START DATE. The date the initial premium is applied to the General Account or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Administrative Office.



     ISSUE AGE. The Insured's age at his or her nearest birthday as of the date the Policy is issued.



     ISSUE DATE. The effective date of the coverage under the Policy. This is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.



     LOAN ACCOUNT. The account of the Company to which amounts securing Policy Loans are allocated.



     LOAN SUBACCOUNT. A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.



     MONTHLY ANNIVERSARY. The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next

Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.



     NET PREMIUM. The premium less the state tax charge and the Federal tax charge.



     OWNER. The Owner of a Policy, as designated in the application or as subsequently changed.



     POLICY. The variable life insurance Policy offered by the Company and described in this Prospectus.



     POLICY ANNIVERSARY.  The same date each year as the Issue Date.



     POLICY MONTH.  A month beginning on the Monthly Anniversary.



     POLICY YEAR. A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.



     PORTFOLIO.  See Fund.



     PRO-RATA SURRENDER. A requested reduction of both the death benefit and the Cash Value by a given percentage.



     SEC.  The United States Securities and Exchange Commission.



     SEPARATE ACCOUNT. General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.



     VALUATION DATE. Each day that the New York Stock Exchange is open for trading.



     VALUATION PERIOD. The period between two successive Valuation Dates, currently commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294 or by logging on to our website at www.genam.com. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling your registered representative.



     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, Beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.



     This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus.



     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.



File No. 811-4901

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 700 MARKET ST.
                              ST. LOUIS, MO 63101

                                    RECEIPT


This is to acknowledge receipt of a Variable Life Insurance Policy Prospectus dated August 8, 2003. This Variable Life Insurance Policy is offered by General American Life Insurance Company.



------------------------------------------------------
                                     (Date)



------------------------------------------------------
                              (Client's Signature)

                         VARIABLE LIFE INSURANCE POLICY


                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN


               ISSUED BY GENERAL AMERICAN LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION


                                    (PART B)



                                 AUGUST 8, 2003



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated August 8, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to General American Distributors, Inc., 700 Market Street, St. Louis, Missouri 63101.


                                      SAI-1

                               TABLE OF CONTENTS



                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Administration of the Policies............................    SAI-4
  Portfolio Rebalancing.....................................    SAI-5
  Dollar Cost Averaging.....................................    SAI-5
  Payment of Proceeds.......................................    SAI-6
ADJUSTMENT OF CHARGES.......................................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
CONFORMITY WITH STATUTES....................................    SAI-7
CLAIMS OF CREDITORS.........................................    SAI-7
LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-7
MISSTATEMENT OF AGE OR SEX AND CORRECTIONS..................    SAI-7
RECORDS AND REPORTS.........................................    SAI-7
ADVERTISING PRACTICES.......................................    SAI-8
PERFORMANCE DATA............................................    SAI-8
INVESTMENT ADVICE...........................................    SAI-8
LEGAL MATTERS...............................................    SAI-9
REGISTRATION STATEMENT......................................    SAI-9
EXPERTS.....................................................    SAI-9
FINANCIAL STATEMENTS........................................   SAI-10


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY



THE COMPANY



     General American Life Insurance Company ("we," "our," "us," "General American" or "the Company") was originally incorporated as a stock company in 1933 in the State of Missouri. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock life insurance company organized under Missouri law and wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000 Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.



THE SEPARATE ACCOUNT



     We established the Separate Account as a separate investment account on January 24, 1985 under Missouri law. The Separate Account is the funding vehicle for the Policies, and other General American variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Missouri Insurance Commissioner regulates General American and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.



                          DISTRIBUTION OF THE POLICIES



     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for General American, are also registered representatives of broker-dealers who have entered into written sales agreements with General American Distributors, Inc. ("General American Distributors"), 700 Market Street, St. Louis, Missouri, 63101. General American Distributors, a Missouri corporation organized in 2000 and a wholly-owned subsidiary of GenAmerica Financial Corporation, serves as the principal underwriter for the Policies under a Distribution Agreement with General American. General American Distributors is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. More information about General American Distributors is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.



     Under our Distribution Agreement with General American Distributors, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies. General American Distributors offers the Policies through sales representatives of an affiliated broker-dealer and through unaffiliated broker-dealers. General American Distributors compensates broker-dealers with whom it enters into selling agreements in the amounts disclosed in the Prospectus. Sales representatives must be licensed as insurance agents and appointed by us.


                                      SAI-3

     General American Distributors received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:



                                                                               AGGREGATE AMOUNT OF
                                                                             COMMISSIONS RETAINED BY
                                                                                GENERAL AMERICAN
                                                                               DISTRIBUTORS AFTER
                                                 AGGREGATE AMOUNT OF             PAYMENTS TO ITS
                                             COMMISSIONS PAID TO GENERAL     REGISTERED PERSONS AND
               FISCAL YEAR                      AMERICAN DISTRIBUTORS         OTHER BROKER DEALERS
               -----------                  ------------------------------   -----------------------
2002......................................             $402,204                      $7,886
2001......................................                  N/A                         N/A
2000......................................                  N/A                         N/A



     As principal underwriter for the Policies, General American Distributors may receive a fee of up to 2% of premiums for distribution of the Policies.



     Registered representatives of an affiliated broker-dealer who are also agents of General American are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that General American offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Separate Account.



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



     The American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund have adopted, in connection with their Class 2 shares, a Distribution Plan under which they pay an affiliate of General American for its costs in distributing these shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of the affiliate's obligations under agreements with the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund. Under these agreements, these Funds pay an affiliate of General American for its distribution-related services and expenses at an annual rate of 0.25% of assets attributable to the Policies and certain other variable insurance products that we and our affiliates may issue.



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES



ADMINISTRATION OF THE POLICIES



     The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.


                                      SAI-4

PORTFOLIO REBALANCING



     Over time, the Cash Value in the General Account and in the Divisions of the Separate Account (the "accounts") will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses. There are two methods of rebalancing available--periodic and variance.



     PERIODIC REBALANCING. Under this option the Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the Cash Value according to the investment percentages elected.



     VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Funds from being rebalanced. On each Monthly Anniversary we will review the current account balances to determine whether any account balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that account. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.



     Owners should consider that portfolio rebalancing entails the transfer of Cash Value from better performing Funds to lesser performing Funds.



     If, in the future, we impose a transfer charge for transfers in excess of 12 per Policy Year, transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed before a charge is applied.



     The Owner may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.



     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).



     General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.



DOLLAR COST AVERAGING



     The Owner may direct the Company to transfer amounts on a monthly basis from the State Street Research Money Market Division to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.



     The following rules and restrictions apply to DCA transfers:



     (1) The minimum DCA transfer amount is $100.



     (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and placed on file with the Company in order to begin DCA transfers.



     (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 1% of the DCA transfer amount, and fractional percentages may not be used.



     (4) DCA transfers can only be made from the State Street Research Money Market Division.

                                      SAI-5

     (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights--Transfers in the Prospectus.)



     (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Values in the Prospectus.)



     (7) Once elected, DCA transfers will be processed monthly until the Owner instructs the Company in writing to cancel the DCA service.



     (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights--Loans and General Matters--Conversion Rights in the Prospectus.)



     (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights--Right to Examine Policy in the Prospectus.)



     The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.



     Transfers made under Dollar Cost Averaging will not count against the total of twelve requested transfers allowed without charge in a Policy Year if we impose such a charge in the future.



PAYMENT OF PROCEEDS



     We may withhold payment of Pro-Rata Surrender, surrender, or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Pre-Authorized Checking premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.



     Normally we promptly make payments of Cash Value, or of any loan value available, from Cash Value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.



                             ADJUSTMENT OF CHARGES



     The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or adjust the amount of any charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.



     Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.



     Contact your registered representative for any variations that may be available and appropriate for your case.


                                      SAI-6

                        POTENTIAL CONFLICTS OF INTEREST



     The Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Divisions from the Fund(s), if necessary. If we believe any Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.



                            CONFORMITY WITH STATUTES



     If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.



                              CLAIMS OF CREDITORS



     To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.



           LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE POLICY



     Generally, we can challenge the validity of your Policy or a rider during the Insured's lifetime for two years (or less, if required by state law) from the Issue Date, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the Insured's lifetime from receipt of the premium payment. However, if the Insured dies within two years of the Issue Date, we can challenge all or part of the Policy at any time based on misrepresentations in the application.



                   MISSTATEMENT OF AGE OR SEX AND CORRECTIONS



     If the age or sex (except in unisex Policies, see Unisex Requirements Under Montana Law in the Prospectus) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent Attained Age factor would have purchased for the correct age and sex.



     Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.



                              RECORDS AND REPORTS



     The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, Pro-Rata Surrenders, Policy Loans, loan repayments, surrenders and reinstatements will be confirmed promptly following each transaction.




                                      SAI-7

                             ADVERTISING PRACTICES



     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.



     Articles discussing the Separate Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Separate Account's investment performance in marketing materials and historical illustrations.



     Publications may use articles and releases, developed by General American, the Funds and other parties, about the Separate Account or the Funds. We may use references to or reprints of such articles in sales material for the Policies or the Separate Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.



     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.



     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.



                                PERFORMANCE DATA



     We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, state and federal tax, and mortality and expense risk and distribution charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Funds. The net rates of return show performance from the inception of the Funds, which in some instances, may precede the inception date the corresponding Division.



                               INVESTMENT ADVICE



     The Separate Account invests in Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.



     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.


                                      SAI-8

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the exception of certain Series, including the Back Bay Advisors Money Market Series (currently, the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the State Street Research Bond Income Portfolio) and the Westpeak Value Growth Series (currently, the FI Structured Equity Portfolio), of which MetLife Advisers became the adviser on May 1, 1995.



     Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.



     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:



          The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000.



     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:



          Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.



     The following is the sub-adviser history of the Met Investors Series Trust:



          The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.



                                 LEGAL MATTERS



     Legal matters in connection with the Policies have been passed on by Anne
M. Goggin, Chief Counsel--Individual Business, of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.



                             REGISTRATION STATEMENT



     This Statement of Additional Information and the Prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.



                                    EXPERTS



     The consolidated financial statements of General American and Subsidiaries included in this Statement of Additional Information and the related financial statement schedules included elsewhere in the Registration


                                      SAI-9

Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the Registration Statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.



                              FINANCIAL STATEMENTS



     General American's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                      SAI-10

                                     PART C

ITEM 27. EXHIBITS

       (a) Resolution of the Board of Directors of General American authorizing establishment of the Separate Account 5

       (b)        None

       (c) (i) Principal Underwriting Agreement between General American Distributors, Inc. and General American Life Insurance Company 9

           (ii)   Proposed Form of Selling Agreement 5

           (iii) Form of Selling Agreement between General American Life Insurance Company, General American Distributors, Inc. and other companies 9

           (v) Agreements between General American Life Insurance Company and its agents and managing partners 12

       (d) (i)    Two Specimen of Policy 3

           (ii)   Riders to the Policy 3

       (e)        Specimen of Application for Policy 4

       (f) (i)    Amended Charter and Articles of Incorporation of General
                  American 1

           (ii)   Amended and restated By-Laws of General American 1

           (iii) Amended and restated Charter and Articles of Incorporation of General American

           (iv)   Amended and restated By-Laws of General American

       (g)        Reinsurance Agreements

       (h) (i) Shareholder Services Agreement between General American and American Century Investment Management, Inc.

           (ii) Form of Fund Participation Agreement between General American and J.P. Morgan Series Trust II 2

           (iii) Form of Fund Participation Agreement among General American, van Eck Investment Trust and Van Eck Associates Corporation 2

           (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and General American Life Insurance Company 6

           (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and General American Life Insurance Company 6

           (vi) Participation Agreement among General American Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company 6

           (vii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company 7

           (viii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and General American Life Insurance Company 7

           (x) Form of Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., General American Distributors, Inc. and General American Life Insurance Company 11

           (xi) Form of Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, General American Distributors, Inc. and General American Life Company 11

       (i)        None

       (j)        None

       (k) Opinion and Consent of Anne M. Goggin, Esquire (to be filed by amendment)

       (l)        None

       (m)        None

       (n) (i) Consent of Sutherland Asbill & Brennan LLP (to be filed by amendment)

           (ii)   Consent of Independent Auditor (to be filed by amendment)

       (o)        None

       (p)        None

       (q) Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(ii) and General American's procedure for conversion to a fixed benefit policy pursuant to Rule 6e-3(T)(b)(13)(v)(B). 5

       (r)        Powers of Attorney 12

1 Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477 (VUL 98), filed on May 22, 1998.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), filed on July 31, 1998.

3 Incorporated by reference to the Registration Statement, File No. 333-83625 (Destiny), filed on July 23, 1999.

4 Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement, File no. 333-83625, filed on March 31, 2000.

5 Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File No. 33-10146, (VUL 95), filed on April 28, 2000.

6 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), filed on April 28, 2000.

7 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-83625 (Destiny), filed on May 1, 2001.

8 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-53477 (VUL98), filed on May 1, 2001.

9 Incorporated by reference to the Registration Statement, File No. 333-64216 (EBVUL), filed on June 29, 2001.

10 Incorporated by reference to the Registration Statement, File No. 333-73672, filed on November 19, 2001.

11 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-53477 (VUL 98), filed on April 30, 2002.

12 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed on
       February 13, 2003.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address                 Positions and Offices with Depositor
---------------------------------------------------------------------------------------------------------------------------
C. Robert Henrikson ****                            Chairman, President and Chief Executive Officer
---------------------------------------------------------------------------------------------------------------------------
Nicholas D. Latrenta ****                           Director
---------------------------------------------------------------------------------------------------------------------------
James L. Lipscomb ****                              Director
---------------------------------------------------------------------------------------------------------------------------
Stewart G. Nagler ****                              Director
---------------------------------------------------------------------------------------------------------------------------
Stanley J. Talbi ****                               Director
---------------------------------------------------------------------------------------------------------------------------
Lisa M. Weber ****                                  Director
---------------------------------------------------------------------------------------------------------------------------
William J. Wheeler ****                             Director
---------------------------------------------------------------------------------------------------------------------------
Anthony J. Williamson ******                        Director, Vice President and Treasurer
---------------------------------------------------------------------------------------------------------------------------
Richard D. Evans *                                  Senior Vice President
---------------------------------------------------------------------------------------------------------------------------
Kevin S. Finnegan ****                              Vice President and Associate General Counsel
---------------------------------------------------------------------------------------------------------------------------
James D. Gaughan ****                               Secretary
---------------------------------------------------------------------------------------------------------------------------
William C. Lane *                                   Vice President and Associate General Counsel
---------------------------------------------------------------------------------------------------------------------------
Donald L. Lambert *                                 Vice President
---------------------------------------------------------------------------------------------------------------------------
Jerome M. Mueller *                                 Senior Vice President
---------------------------------------------------------------------------------------------------------------------------
John E. Petersen *                                  Senior Vice President
---------------------------------------------------------------------------------------------------------------------------
James A. Schepis *****                              Senior Vice President, National Recruiting
---------------------------------------------------------------------------------------------------------------------------
Deborah J. Walters *                                Senior Vice President
---------------------------------------------------------------------------------------------------------------------------
Virginia M. Wilson ******                           Vice President and Controller (Principal Accounting Officer)
---------------------------------------------------------------------------------------------------------------------------
Bernard H. Wolzenski *                              Executive Vice President, Individual
---------------------------------------------------------------------------------------------------------------------------
A. Greig Woodring ***                               Executive Vice President, Reinsurance and President and Chief
                                                    Executive Officer of Reinsurance Group of America
---------------------------------------------------------------------------------------------------------------------------

The principal business address:

* General American Life Insurance Company, 700 Market Street, St. Louis, MO
    63101.

** General American,13045 Tesson Ferry Road, St. Louis, MO 63128

*** General American, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017

**** Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010

***** Metropolitan Life, One Gateway Center, 6th Floor North, Pittsburgh,
        PA 15222

****** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long
         Island City, NY 11101

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 30. INDEMNIFICATION


         The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and General American Distributors, Inc., the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

         Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

         In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT

         1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

         2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31. PRINCIPAL UNDERWRITERS

         (a) General American Distributors, Inc., 700 Market St., St. Louis, Missouri 63101 serve as the principal underwriter for the variable life insurance contracts funded by Separate Account Eleven. General American Distributors, Inc. also serves as the principal underwriter for variable annuity contracts funded by Separate Account Two of General American.

         (b) Directors and Officers

Name and Principal Business Address *            Positions and Offices with Underwriter
Richard Furlong                                  President and Director
Steven D. Anderson                               Vice President and Chief Financial Officer and Director
Dennis J. Capriglione                            Secretary/Treasurer and Director
Richard D. Evans                                 Vice President
Norman R. Lazarus                                Vice President, Compliance
John E. Petersen                                 Vice President

* Messrs. Anderson, Capriglione, Evans, Lazarus, and Petersen are at 700 Market Street, St. Louis, Missouri 63101. Mr. Furlong is at One Madison Avenue, New York, New York 10010.

         (c)

      (1)                    (2)                      (3)                    (4)                 (5)
                                               Compensation on
                                               Events Occasion-
                        Net Underwriting       ing the Deduction
Name of Principal        Discounts and           of a Deferred             Brokerage             Other
   Underwriter            Commissions             Sales Load              Commissions         Compensation
General
American
Distributors, Inc.          $402,204                   --                     --                  --

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

         (a) Registrant

         (b) Metropolitan Life Insurance Company
             One Madison Avenue
             New York, New York 10010

         (b) General American Distributors, Inc.
             700 Market Street
             St. Louis, Missouri, 63101

ITEM 33. MANAGEMENT SERVICES

             N/A

ITEM 34. FEE REPRESENTATION


         General American Life Insurance Company hereby represents that the fees and charges deducted under the Contracts are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by General American.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, General American Separate Account Eleven has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 9th day of June, 2003.

                                  General American Separate Account Eleven
                                  (Registrant)

                                  By: General American Life Insurance Company
                                  (Depositor)

                                  By: /s/ Bernard H. Wolzenski
                                      ------------------------------------------
                                      Bernard H. Wolzenski
                                      Executive Vice President

                                      General American Life Insurance Company
                                      (Depositor)

                                  By: /s/ Bernard H. Wolzenski
                                      ------------------------------------------
                                      Bernard H. Wolzenski
                                      Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on June 9, 2003.

       Signature                                                   Title
             *                                    Chairman, Chief Executive Officer and
--------------------------                        President (Principal Executive Officer)
C. Robert Henrikson

             *                                                   Director
--------------------------
Nicholas D. Latrenta

             *                                                   Director
--------------------------
James L. Lipscomb

             *                                                   Director
--------------------------
Stewart G. Nagler

             *                                                   Director
--------------------------
Stanley J. Talbi

             *                                                   Director
--------------------------
Lisa M. Weber

             *                                                   Director
--------------------------
William J. Wheeler

             *                                    Director, Vice President and Treasurer
--------------------------                             (Principal Financial Officer)
Anthony J. Williamson

             *                                         Vice President and Controller
--------------------------                            (Principal Accounting Officer)
Virginia M. Wilson

                                                  By: /s/ Marie C. Swift
                                                      --------------------------
                                                           Marie C. Swift, Esq.
                                                           Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-73672) as filed on February 13, 2003.

                                  Exhibit Index

Exhibit                                                                                    Page

      (f) (iii)      Amended and Restated Charter and Articles
                     of Incorporation of General American Life
                     Insurance Company

      (f) (iv)       Amended and restated By-Laws of General
                     American Life Insurance Company

      (g)            Reinsurance Agreements

      (h) (i)        Shareholder Services Agreement between General American
                     Life Insurance Company and American Century Investment
                     Management, Inc.